                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

         Date of Report (Date of earliest event reported): July 26, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-12387                 76-0515284
(State or other jurisdiction of   (Commission    (I.R.S. Employer of Incorporation
 incorporation or organization)   File Number)          Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                             60045
  (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 26, 2007, Tenneco Inc. announced its second quarter 2007 results of operations. Exhibit 99.1 to this Current Report on Form 8-K presents the company's press release, including the company's consolidated statements of income, balance sheets and statements of cash flows for the periods ended June 30, 2006 and 2007, as released by the company on July 26, 2007. The financial results for the quarter ended June 30, 2006 reflect the preliminary results of the restatement of the company's financial statements as disclosed in the company's Current Report on Form 8-K filed on July 23, 2007. Exhibit 99.1 also includes information regarding the company's scheduled conference call to discuss the company's results of operations for the second quarter of 2007, the preliminary results of the restatement, as well as other matters that may impact the company's outlook. Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Press release issued July 26, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TENNECO INC.


Date: July 26, 2007                     By: /s/ Kenneth R. Trammell
                                            ------------------------------------
                                            Kenneth R. Trammell
                                            Executive Vice President and
                                            Chief Financial Officer